Exhibit 10.2
EXECUTION VERSION

THIRD Agreement Regarding Amendments

This THIRD AGREEMENT REGARDING AMENDMENTS, dated as of February 12, 2020 (this “Agreement”), among CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party hereto, COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, and the Lenders and Voting Participants under the Credit Agreement defined below that have executed this Agreement. Unless otherwise defined herein or the context otherwise requires, terms used herein shall have the meaning provided in the Credit Agreement.
W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Lenders and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the parties hereto have agreed to certain amendments to the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows.

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Effective as of the Effective Date (as defined below in Article IV of this Agreement), the parties hereto hereby agree to amend the proviso of Section 7.2.6(z) of the Credit Agreement by (a) replacing “1%” with “2%” in clause (A), and (b) replacing “1.5%” with “2.5%” in clause (C).

ARTICLE II

REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders party hereto to agree to the amendments in Article I, each Loan Party hereby jointly and severally (a) represents and warrants that as of the date hereof and as of the Effective Date (i) it has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms, and this Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) each of the representations and warranties contained in the Credit Agreement and in the other Loan Documents, in each case, after giving effect to the amendments described in this Agreement, is true and correct in all material respects as if made on the date hereof; provided,

Exhibit 10.2
that such representations and warranties (A) that relate solely to an earlier date are true and correct as of such earlier date and (B) are true and correct in all respects if they are qualified by a materiality standard, (iii) no Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving effect to the amendments described in this Agreement, (iv) there are no Material Governmental Approvals required in connection with the execution, delivery or performance by any of the Loan Parties of this Agreement or the transactions contemplated hereby, and (v) there are no required consents or approvals of any Person necessary to effect this Agreement or the transactions contemplated hereby other than those that have been obtained and are in full force and effect, and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default.

ARTICLE III

ACKNOWLEDGMENT OF LOAN PARTIES

Each of the Loan Parties consents to the terms and conditions of this Agreement and the transactions contemplated hereby and affirms and confirms that (a) all of its respective obligations under the Credit Agreement (including the Guaranty) and the other Loan Documents (in each case, as modified by this Agreement) are and shall continue to be, in full force and effect and shall accrue to the benefit of the Lender Parties to guarantee the Obligations (as modified by this Agreement), and (b) all of the Liens granted to the Administrative Agent under the Security Agreement, the Pledge Agreement, and the other Loan Documents are and shall continue to be, in full force and effect to secure the Obligations (as modified by this Agreement).

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

This Agreement shall become effective on such date (herein called the “Effective Date”) when each of the following conditions shall have been met:

SECTION 4.1  Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of each Loan Party, the Administrative Agent and the Lenders.
SECTION 4.2   No Default. No Default or Event of Default has occurred and is continuing.
SECTION 4.3  Representations and Warranties. The representations and warranties in Article II of this Agreement are true and correct as of the Effective Date.

ARTICLE V

MISCELLANEOUS

Exhibit 10.2
SECTION 5.2  Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 5.3  Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement. Except as otherwise specified herein, all of the representations, warranties, terms, covenants and conditions contained in the Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.

SECTION 5.4  Limitation of Agreement. The modifications set forth herein shall be limited precisely as provided for herein and, except as expressly set forth herein, shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any other Loan Party which would require the consent of the Administrative Agent or any of the Lenders under the Credit Agreement or any other Loan Document. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.

SECTION 5.5  Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5.6  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.7  Further Assurances. In furtherance of the foregoing, each Loan Party shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement.

SECTION 5.8   GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

Exhibit 10.2

[Signatures on following page.]

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
BORROWER:
CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: /s/ Ursula Godoy-Arbelaez_________________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS HARVESTING OPERATIONS, LLC
By: Forest Resource Consultants, Inc.,
as Manager
By: /s/ David T. Foil Name: David T. Foil Title: President

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TIMBER TRUST, INC.
By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
timberlandS ii, llc
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TIMBER TRS, INC.
By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK HBU, LLC
By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TEXAS TIMBERLANDS GP, LLC
By: TIMBERLANDS II, LLC, as Member
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: /s/ Ursula Godoy-Arbelaez__________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TEXAS TIMBERLANDS, L.P.
By: CATCHMARK TEXAS TIMBERLANDS GP, LLC, as General Partner
By: TIMBERLANDS II, LLC, as Member
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST,
INC., as General Partner
By: /s/ Ursula Godoy-Arbelaez______
Name: Ursula Godoy-Arbelaez
 Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS INVESTMENTS, LLC
By: CATCHMARK TIMBER TRS, INC., as sole Member
By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS MANAGEMENT, LLC
By: CATCHMARK TIMBER TRS, INC., as sole Member
By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS HARVESTING OPERATIONS II, LLC
By: AMERICAN FOREST MANAGEMENT, INC.,
as Manager
By: /s/ Brent J. Keefer
Name: Brent J. Keefer
Title: Chief Executive Officer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK SOUTHERN HOLDINGS II GP, LLC
By: timberlandS ii, llc, as sole Member
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK SOUTHERN TIMBERLANDS II, L.P.
By: CATCHMARK SOUTHERN HOLDINGS II GP,
LLC, as General Partner
By: timberlandS ii, llc, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST,
INC., as General Partner
By: /s/ Ursula Godoy-Arbelaez________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC
By: timberlandS ii, llc, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST,
INC., as General Partner
By: /s/ Ursula Godoy-Arbelaez______
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK LP HOLDER, LLC
By: CATCHMARK TIMBER TRUST, INC., as sole Member
By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CREEK PINE HOLDINGS, LLC
By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS CREEK MANAGEMENT, LLC
By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
TRIPLE T GP, LLC
By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CTT EMPLOYEE, LLC
By: /s/ Ursula Godoy-Arbelaez______________
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.2

[Signatures continued from previous page]

ADMINISTRATIVE AGENT:
COBANK, ACB,
as Administrative Agent
By: /s/ Michael Tousignant
Name: Michael Tousignant
Title: Managing Director

Exhibit 10.2

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Lenders:
COBANK, FCB
as a Lender
By: /s/ Michael Tousignant
Name: Michael Tousignant
Title: Managing Director

Exhibit 10.2

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COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (f/k/a COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH), as a Lender
By: /s/ Sarah Fleet
Name: Sarah Fleet
Title: Executive Director

By: /s/ Jennifer Smith
Name: Jennifer Smith
Title: Vice President

Exhibit 10.2

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METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

By: /s/ David H. Granoff
Name: David H. Granoff
Title: Authorized Signatory and Director

Exhibit 10.2

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VOTING PARTICIPANTS (pursuant to
Section 11.11(d)):

FARM CREDIT BANK OF TEXAS, as a Voting  Participant

By: /s/ Eric Estey
Name: Eric Estey
Title: VP

Exhibit 10.2

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FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant

By: /s/ Nicholas King
Name: Nicholas King
Title: Vice President

Exhibit 10.2

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FARM CREDIT WEST, FLCA, as a Voting Participant

By: /s/ Robert Stornetta
Name: Robert Stornetta
Title: Senior Vice President

Exhibit 10.2

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FCS COMMERCIAL FINANCE GROUP, for AgCountry Farm Credit Services, FLCA, as a Voting Participant

By: /s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President

Exhibit 10.2

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AGFIRST FARM CREDIT BANK, as a Voting Participant

By: /s/ J. Michael Mancini
Name: J. Michael Mancini
Title: Vice President, Capital Markets Officer

Exhibit 10.2

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AMERICAN AGCREDIT, FLCA, as a Voting Participant

By: /s/ Janice T. Thede
Name: Janice T. Thede
Title: Vice President

Exhibit 10.2

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FARM CREDIT EAST, ACA, as a Voting Participant

By: /s/ Eric W. Pohlman
Name: Eric W. Pohlman
Title: Vice President

Exhibit 10.2

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NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By: /s/ Casey Kinzer
Name: Casey Kinzer
Title: Vice President

Exhibit 10.2

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COMPEER FINANCIAL, FLCA, as a Voting Participant

By: /s/ Lee Fuchs
Name: Lee Fuchs
Title: Director, Capital Markets

Exhibit 10.2

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FARM CREDIT MID-AMERICA, FLCA, f/k/a Farm Credit Services of Mid-America, FLCA, as a Voting Participant

By: /s/ Tabatha Hamilton
Name: Tabatha Hamilton
Title: Vice President Food and Agribusiness

Exhibit 10.2

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GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant

By: /s/ Shane Prichard
Name: Shane Prichard
Title: VP of Capital Markets

Exhibit 10.2

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FRESNO-MADERA FEDERAL LAND BANK ASSOCIATION, FLCA, as a Voting Participant

By: /s/ Robert L. Herrick
Name: Robert L. Herrick
Title: Director Capital Markets

Exhibit 10.2

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FARM CREDIT OF FLORIDA, FLCA, as a Voting Participant

By: /s/ Jennifer Dueboay
Name: Jennifer Dueboay
Title: Capital Markets Administrator

Exhibit 10.2

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AGCREDIT PCA, ACA and FLCA, as a Voting Participant

By: /s/ Jeff Rickenbacher
Name: Jeff Rickenbacher
Title: Chief Credit Officer

Exhibit 10.2

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FARM CREDIT OF CENTRAL FLORIDA ACA, PCA and FLCA, as a Voting Participant

By: /s/ Jeffrey T. Phillips
Name: Jeffrey T. Phillips
Title: Chief Relationship Officer

Exhibit 10.2

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AGCHOICE FARM CREDIT, FLCA, as a Voting Participant

By: /s/ William Frailey
Name: William Frailey
Title: Assistant Vice President

Exhibit 10.2

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MIDATLANTIC FARM CREDIT, ACA as agent/ nomine for MidAtlantic Farm Credit, FLCA, as a Voting Participant

By: /s/ James F. Jones, Jr.
Name: James F. Jones, Jr.
Title: Vice-President